                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                     Date of Report (Date of earliest event
                          reported): July 31, 2000



                           ARI NETWORK SERVICES, INC.
             (Exact name of registrant as specified in its charter)



               330 E. Kilbourn Avenue
                Milwaukee, Wisconsin                              53202
     ----------------------------------------                   ---------
     (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code: (414) 278-7676




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)      Exhibits.


         Exhibit 99.1 Press release issued by the Company on 5/22/01

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 25, 2001                        ARI NETWORK SERVICES, INC.



                                         By: /s/ Brian E. Dearing
                                             -----------------------------------
                                             Brian E. Dearing, Chairman and CEO